AMENDMENT NUMBER ONE TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of June 4, 2002, is entered among AVADO BRANDS, INC., a Georgia corporation ("Borrower"), each of the lenders that from time to time is a party hereto (such lenders, each individually a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as administrative agent for the Lender Group (in such capacity, together with its successors in accordance with the Transferee Side Letter, if any, in such capacity, "Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lender Group (in such capacity, together with its successors in accordance with the Transferee Side Letter, if any, in such capacity, the "Collateral Agent"; Administrative Agent, Collateral Agent and the Lenders, individually and collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

     WHEREAS, Borrower, the Lenders, Administrative Agent, and Collateral Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 20, 2002 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement");

     WHEREAS, Borrower has requested that the Term Loan Lenders make a Term Loan to Borrower in the amount of $5,400,000 (the "Designated Term Loan"), for the purpose of enabling the Borrower to make a payment of interest in the amount of $5,400,000 in respect of the Convertible Debentures (the "Designated Payment");

     WHEREAS, pursuant to Section 5.01(v) of the Credit Agreement, the proceeds of Term Loans may not be used to fund payments of interest which are due and payable in respect of the Convertible Debentures; and

     WHEREAS, notwithstanding the provisions of the Credit Agreement and the other Loan Documents, subject to the terms and conditions of this Amendment, the Term Loan Lenders are willing to make the Designated Term Loan, and to consent to the Designated Payment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement, effective immediately, as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

     2. AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 1.01 of the Credit Agreement hereby is amended by adding the following defined terms in proper alphabetical order:

     "First Amendment" means that certain Amendment Number One to Second Amended and Restated Credit Agreement, dated as of June 4, 2002, among Borrower, Lenders, Administrative Agent, and Collateral Agent.

     "First Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 5 of the First Amendment shall be satisfied (or waived by the Required Lenders in their sole discretion).

     (b) Section 1.01 of the Credit Agreement hereby is amended by amending and restating the following defined term in its entirety as follows:

     "Revolving Loan Margin" means 6.00%; provided, however, that, with respect to any month, if Borrower has timely delivered to each Agent the financial statements required by Section 6.01(a)(iii) and the certified calculations required by Section 6.01(a)(iv)(B), and if such financial statements and certified calculations demonstrate that the Senior Debt to EBITDA Ratio for the twelve fiscal month period ending on the last day of the second month immediately preceding such month is less than or equal to 2.00, the Revolving Loan Margin shall mean 4.00% during such month; provided, further that (a) for the time period from the Effective Date until the date when Agents have received the monthly financial statements and certified calculations for the fiscal month ending December 30, 2001 required by Section 6.01(a)(iii) and Section 6.01(a)(iv)(B), the determination described in the second clause of this definition shall be made based upon the ratio of (i) the aggregate amount of all Obligations as of the Effective Date (after giving effect to the initial Loans and the initial Letter of Credit Accommodations made on or after the date hereof), to (ii) Borrower's EBITDA for the twelve fiscal month period ending on


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November  25,  2001,  and (b) for the time period from the date when Agents have received such monthly financial statements and certified calculations for the month ending December 30, 2001 until the date when Agents have received such monthly financial statements and certified calculations for the fiscal month ending in January of 2002, the determination described in the second clause of this definition shall be made based upon the ratio of (i) the aggregate amount of all Obligations as of the Effective Date (after giving effect to the initial Loans and the initial Letter of Credit Accommodations made on or after the date hereof), to (ii) Borrower's EBITDA for the twelve fiscal month period ending on December 30, 2001. The Revolving Loan Margin shall be determined on the Effective Date and shall be redetermined each month on the fifth Business Day of each such month. If financial statements and certified calculations described in the second clause of this definition are not timely delivered, the Revolving Loan Margin shall mean 6.00% until the date on which such financial statements and certified calculations are delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Revolving Loan Margin shall be redetermined based upon such financial statements and certified calculations).

     (c) Section 2.01(c)(ii) of the Credit Agreement is hereby amended by deleting the word "2.50%" appearing in the first sentence thereof, and replacing such word with the word "3.50%".

     (d) Section 2.01(c)(ii) of the Credit Agreement is hereby amended by deleting the word "5.50%" appearing in the first sentence thereof, and replacing such word with the word "6.50%".

     3. consent and additional agreement. Upon the First Amendment Effective Date, (a) the Term Loan Lenders hereby agree, ratably in accordance with their respective Term Loan Commitments, to make the Designated Term Loan to Borrower, and (b) the Lender Group consents to Borrower making the Designated Payment from the proceeds of the Designated Term Loan. The agreements contained in this
Section 3 are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, except as set forth in the Loan Documents, shall not constitute an agreement to make a similar Term Loan in the future, except as set forth in the Loan Documents, shall not constitute a consent to the Borrower making a similar payment in the future, and, shall not operate as a waiver or an amendment of any right, power or remedy of the Lender Group, nor as a consent to any further or other matter, under the Loan Documents.

     4. Amendment Fee. Borrower agrees to pay to Administrative Agent on the First Amendment Effective Date, for the ratable benefit of the Lenders, an amendment fee, in the amount of $200,000 (the "First Amendment Fee"), and expressly authorizes Administrative Agent to designate the First Amendment Fee as a Revolving Loan under the Credit Agreement and to charge such First Amendment Fee to Borrower's Loan Account on the First Amendment Effective Date. Borrower hereby acknowledges and agrees that the First Amendment Fee is fully earned and non-refundable on First Amendment Effective Date, that such First Amendment Fee constitutes an Obligation, and is in addition to any other fees payable by Borrower under the Credit Agreement or any other Loan Document.

     5. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by the Required Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) Collateral Agent shall have received the reaffirmation and consent of each of the Guarantors in the form attached hereto as Exhibit A, on or before the First Amendment Effective Date, duly executed and dated as of the First Amendment Effective Date, and in full force and effect.

     (b) Borrower shall have paid to Administrative Agent, for the ratable benefit of the Lenders, an amendment fee, in full in immediately available funds, in the amount of $200,000.

     (c) The representations and warranties in the Credit Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Lender Group.

     (e) No Event of Default shall result from the consummation of the transactions contemplated herein.


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     6.  CONSTRUCTION.  This  Amendment  shall be governed by and  construed  in accordance with the laws of the State of New York without giving effect to its conflicts of laws principles (other than any provisions thereof validating the choice of the laws of the State of New York as the governing law).

     7. ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

     8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     9. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

     10. MISCELLANEOUS

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

     (c) The Lender Group hereby reserves all remedies, powers, rights, and privileges that the Lender Group may have under the Credit Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; and (b) all terms, conditions, and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Lender Group under the Credit Agreement and the other Loan
Documents. No delay on the part of the Lender Group in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

                            [Signature page follows.]


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     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                         BORROWER:

                                         AVADO BRANDS, INC.,
                                         a Georgia corporation


                                         By:  _____________________
                                               Name:
                                               Title:


                                         COLLATERAL AGENT:

                                         ABLECO FINANCE LLC,
                                         a Delaware limited liability company,
                                         as Collateral Agent

                                         By: ______________________
                                              Name:
                                              Title:


                                         ADMINISTRATIVE AGENT:

                                         FOOTHILL CAPITAL CORPORATION,
                                         a California corporation,
                                         as Administrative Agent


                                         By: _______________________
                                              Name:
                                              Title:


                                         LENDERS:

                                         ABLECO FINANCE LLC,
                                         a Delaware limited liability company,
                                         for itself and certain of its
                                         Affiliates, as Assignor


                                         By: ________________________
                                              Name:
                                              Title:


                                         FOOTHILL CAPITAL CORPORATION,
                                         a California corporation


                                         By: ________________________
                                              Name:
                                              Title:


                                         REGIMENT CAPITAL II, L.P.,
                                         a Delaware limited partnership


                                         By: ________________________
                                              Name:
                                              Title: Its General Partner


                                         HZ SPECIAL OPPORTUNITIES LLC,
                                         a Cayman Islands limited liability
                                         company, as Assignee

                                         By: Highbridge Capital Management,LLC


                                         By: __________________________
                                              Name:
                                              Title:


     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this form 10Q, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

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